UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 23, 2007
NOVELIS INC.
(Exact name of registrant as specified in its charter)

Canada	001-32312	98-0442987

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3399 Peachtree Road NE, Suite 1500, Atlanta, GA	30326

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (404) 814-4200
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURE
Exhibit Index
EX-99.1 COVER LETTER TO LENDERS
EX-99.2 ADDITIONAL SLIDE PRESENTATION
EX-99.3 NOVELIS THIRD AMENDMENT

Item 8.01 Other Events.
On April 23, 2007, Novelis distributed the following materials to Lenders in the Novelis Credit Agreement in order to seek consent to an amendment and limited waiver of its Credit Agreement. The materials are attached hereto as Exhibits 99.1-99.3, which are incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits.
(d)      Exhibits

99.1	Cover Letter to Lenders

99.2	Additional Slide Presentation

99.3	Novelis Third Amendment

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SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVELIS INC.
Date: April 23, 2007	By	/s/ Nichole Robinson
Nichole Robinson
Secretary

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Exhibit Index

Exhibit
Number	Description

99.1	Cover Letter to Lenders

99.2	Additional Slide Presentation

99.3	Novelis Third Amendment